Loan Sales And Securitizations	12 Months Ended
Dec. 31, 2013
Loan Sales And Securitizations [Abstract]
Loan Sales And Securitizations

Note 23 – Loan Sales and Securitizations

Prior to 2009, FHN utilized loan sales and securitizations as a significant source of liquidity for its mortgage banking operations. FHN no longer retains financial interests in loans it transfers to third parties. During 2013 and 2012 loan sale activity was not material. In third quarter 2011, FHN transferred $187.7 million in unpaid principal balance ($126.0 million after consideration of partial charge-offs and associated LOCOM) of non-performing permanent mortgages in a bulk sale resulting in $29.8 million of net pre-tax losses in provision for loan losses on the Consolidated Statements of Income.

Retained Interests

Interests retained from prior loan sales, including GSE securitizations, typically included MSR, excess interest (structured as interest-only ("IO") strips), and principal-only ("PO") strips. Excess interest represents rights to receive interest from serviced assets that exceed contractually specified rates. PO strips are principal cash flow tranches. MSR were initially valued at fair value and the remaining retained interests were initially valued by allocating the remaining cost basis of the loan between the security or loan sold and the remaining retained interests based on their relative fair values at the time of sale or securitization.

In certain cases, FHN continues to service and receive servicing fees related to the transferred loans. During 2013 and 2012, FHN received annual servicing fees approximating .31 percent and .29 percent, respectively, of the outstanding balance of underlying single-family residential mortgage loans and .34 percent inclusive of income related to excess interest. In 2013 and 2012, FHN received annual servicing fees approximating .50 percent of the outstanding balance of underlying loans for HELOC and home equity loans transferred. MSR related to loans transferred and serviced by FHN, as well as MSR related to loans serviced by FHN and transferred by others, are discussed further in Note 6 - Mortgage Servicing Rights.

The sensitivity of the fair value of all retained or purchased MSR to immediate 10 percent and 20 percent adverse changes in assumptions on December 31, 2013 and 2012, are as follows:
	December 31, 2013			December 31, 2012
(Dollars in thousands except for annual cost to service)	First Liens	Second Liens	HELOC	First Liens	Second Liens	HELOC
Fair value of retained interests	$70,341	$161	$2,291	$111,314	$196	$2,801
Weighted average life (in years)	4.3	3.6	3.7	4.0	3.0	3.0
Annual prepayment rate	19.7%	32.3%	34.3%	21.0%	27.1%	27.9%
Impact on fair value of 10% adverse change	$(3,527)	$(10)	$(117)	$(5,736)	$(12)	$(158)
Impact on fair value of 20% adverse change	(6,743)	(19)	(225)	(10,956)	(24)	(304)
Annual discount rate on servicing cash flows	8.6%	14.0%	18.0%	11.8%	14.0%	18.0%
Impact on fair value of 10% adverse change	$(1,848)	$(4)	$(69)	$(3,079)	$(5)	$(87)
Impact on fair value of 20% adverse change	(3,605)	(8)	(133)	(5,976)	(10)	(169)
Annual cost to service (per loan) (a)	$162	$50	$50	$118	$50	$50
Impact on fair value of 10% adverse change	(1,715)	(4)	(37)	(2,711)	(5)	(43)
Impact on fair value of 20% adverse change	(3,419)	(8)	(73)	(5,404)	(9)	(86)
Annual earnings on escrow	1.4%	-	-	1.4%	-	-
Impact on fair value of 10% adverse change	$(721)	-	-	$(640)	-	-
Impact on fair value of 20% adverse change	(1,442)	-	-	(1,281)	-	-

  Amounts represent market participant based assumptions.

The sensitivity of the fair value of other retained interests to immediate 10 percent and 20 percent adverse changes in assumptions on December 31, 2013 and 2012, are as follows:
	December 31, 2013		December 31, 2012
	Excess		Excess
	Interest	Certificated	Interest	Certificated
(Dollars in thousands)	IO	PO	IO	PO
Fair value of retained interests	$2,085	$5,110	$12,507	$5,480
Weighted average life (in years)	4.9	2.0	3.9	2.3
Annual prepayment rate	19.2%	38.4%	19.1%	43.5%
Impact on fair value of 10% adverse change	$(77)	$(219)	$(554)	$(283)
Impact on fair value of 20% adverse change	(152)	(463)	(1,065)	(596)
Annual discount rate on residual cash flows	11.8%	NM	13.3%	NM
Impact on fair value of 10% adverse change	$(75)	NM	$(454)	NM
Impact on fair value of 20% adverse change	(143)	NM	(872)	NM

NM - Not meaningful

These sensitivities are hypothetical and should not be considered predictive of future performance. As the figures indicate, changes in fair value based on a 10 percent variation in assumptions cannot necessarily be extrapolated because the relationship between the change in assumption and the change in fair value may not be linear. Also, the effect on the fair value of the retained interest caused by a particular assumption variation is calculated independently from all other assumption changes. In reality, changes in one factor may result in changes in another, which might magnify or mitigate the sensitivities. Furthermore, the estimated fair values, as disclosed, should not be considered indicative of future earnings on these assets.

Prepayment rates and credit spreads (part of the discount rate) are significant unobservable inputs used in the fair value measurement of FHN's MSR, principal only strips and excess interest IO. Cost to service and earnings on escrow are additional unobservable inputs included in the valuation of MSR. Increases in prepayment rates, credit spreads and costs to service in isolation would result in significantly lower fair value measurements for the associated assets. Conversely, decreases in prepayment rates, credit spreads and costs to service in isolation would result in significantly higher fair value measurements for the associated assets. An increase/(decrease) in earnings on escrow in isolation would be accompanied by an increase/(decrease) in the value of the related MSR. Generally, when market interest rates decline and other factors favorable to prepayments occur, there is a corresponding increase in prepayment rates as customers are expected to refinance existing mortgages under more favorable interest rate terms. Generally, changes in discount rates directionally mirror the changes in market interest rates. In third quarter 2013, FHN agreed to sell substantially all its remaining legacy mortgage servicing. Sales commenced in fourth quarter 2013 and were substantially completed in first quarter 2014. FHN used the price in the definitive agreement, as adjusted for the portion of pricing that was not specific to the MSR and excess interest, as a third-party pricing source in the valuation of the remaining servicing assets as of December 31, 2013.

Prior to the contracted servicing sale, the MSR Hedging Working Group reviewed the overall assessment of the estimated fair value of MSR and excess interests weekly and was responsible for approving the critical assumptions used by management to determine the estimated fair value of FHN's retained interests. In addition, this working group reviewed the source of significant changes to the carrying values each quarter and was responsible for hedges and approving hedging strategies during periods when the MSR was hedged. Hedges were terminated upon execution of the definitive agreement to sell servicing. Subsequent to the contracted servicing sale, FHN's Corporate Accounting monitors sale activity and changes in the fair value of MSR and excess interest monthly.

Prior to the contracted servicing sale, FHN also engaged in a process referred to as “price discovery” on a quarterly basis to assess the reasonableness of the estimated fair value of retained interests. Price discovery was conducted through a process of obtaining the following information: (1) quarterly informal (and an annual formal) valuation of the servicing portfolio by prominent independent mortgage-servicing brokers and (2) a collection of surveys and benchmarking data made available by independent third parties that include peer participants in the mortgage banking business. Although there was no single source of market information that could be relied upon to assess the fair value of MSR or excess interests, FHN reviewed all information obtained during price discovery to determine whether the estimated fair value of MSR was reasonable when compared to market information.

For the years ended December 31, 2013, 2012 and 2011, cash flows received and paid related to loan sales and securitizations were as follows:

(Dollars in thousands)	2013	2012	2011
Proceeds from initial sales (a)	$10,843	$226,013	$409,003
Servicing fees retained (b)	43,563	60,919	72,558
Purchases of GNMA guaranteed mortgages	97,684	101,520	66,591
Purchases of previously transferred financial assets (c) (d)	287,576	418,773	267,091
Other cash flows received on retained interests	5,482	8,736	7,894

  2011 includes $89.2 million of proceeds related to a bulk sale of nonperforming permanent mortgages.
  Includes servicing fees on MSR associated with loan sales and purchased MSR.
  Includes repurchases of delinquent and performing loans, foreclosed assets, and make-whole payments for economic losses incurred by purchaser. Also includes buyouts from GSEs in order to facilitate foreclosures.
  2013, 2012 and 2011 includes $74.7 million, $99.3 million and $32.7 million, respectively, of cash paid related to clean-up calls exercised by FHN.

The principal amount of loans transferred through loan sales and securitizations and other loans managed with them, the principal amount of delinquent loans, and the net credit losses during 2013 and 2012 are as follows:
	Principal Amount of Residential Real
	Estate Loans (a) (b) (c)		Net Credit Losses (c)
	December 31		Year Ended December 31
(Dollars in thousands)	2013	2012	2013	2012
Total loans managed or transferred	$8,386,789	$15,094,508	$219,925	$440,234

  Amounts represent real estate residential loans in FHN's portfolio, held-for-sale, and loans that have been transferred in proprietary securitizations and whole loan sales in which FHN has a retained interest other than servicing rights. Also includes $39.4 million and $5.8 billion of loans transferred to GSEs with any type of retained interest on December 31, 2013 and 2012, respectively.
  December 31, 2013 and 2012, includes $.7 billion where the principal amount is 90 days or more past due or nonaccrual. Included in these amounts are $39.8 million and $36.6 million of GNMA guaranteed mortgages on December 31, 2013 and 2012, respectively.
  No delinquency or net credit loss data is provided for the loans transferred to FNMA or FHLMC because these agencies retain credit risk. See Note 18 - Contingencies and Other Disclosures for discussion related to repurchase obligations for loans transferred to GSEs or private investors.